SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported) July 13, 2005
Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer ID Number)

383 Madison Avenue, New York New York 10179
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 272-4095
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Current Report on Form 8-K is being filed to file a copy of the Trust Agreement, the Indenture and Appendix A thereto, the Sale and Servicing Agreement and the executed in connection with the issuance of the Irwin Home Equity Loan Trust 2005-1 of the Home Equity Loan-Backed Notes, Series 2005-1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of June 1, 2005, between Bear Stearns Asset Backed Securities I LLC, as depositor (the “Depositor”), and Wilmington Trust Company, as owner trustee.

4.2

Indenture dated as of June 29, 2005, between Irwin Home Equity Loan Trust 2005-1, as issuer (the “Issuer”), and U.S. Bank National Association as indenture trustee (the “Indenture Trustee”).

4.3

Sale and Servicing Agreement dated as of June 1, 2005, among the Issuer, the Depositor, Irwin Union Bank and Trust Company, as master servicer and as seller, Wells Fargo Bank, National Association, as custodian, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:____________________________________

Name:

Title:

Dated: July 13, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of June 1, 2005, between Bear Stearns Asset Backed Securities I LLC, as depositor (the “Depositor”), and Wilmington Trust Company, as owner trustee.

4.2

Indenture dated as of June 29, 2005, between Irwin Home Equity Loan Trust 2005-1, as issuer (the “Issuer”), and U.S. Bank National Association as indenture trustee (the “Indenture Trustee”).

4.3

Sale and Servicing Agreement dated as of June 1, 2005, among the Issuer, the Depositor, Irwin Union Bank and Trust Company, as master servicer and as seller, Wells Fargo Bank, National Association, as custodian, and the Indenture Trustee.